Exhibit 99.99(b)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints George A. Henning and Barbara A. Kelley, and each of them, my true and lawful attorneys-in-fact and agents for me and in my name, place and stead, in any and all my capacities as a director and officer of Pacific Global Fund, Inc. (dba Pacific Advisors Fund, Inc.), a Maryland corporation, to sign on my or its behalf the Registration Statement under the Securities Act of 1933 (33-50208), the Investment Company Act of 1940 (811-7062) and any amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 10 day of October, 2006.

/s/ Victoria Breen	10/10/2006
Victoria Breen	Date
Director and Asst. Secretary

On this 10 day of October 2006, before me Donna Marie Tindle, the undersigned Notary Public, personally appeared Victoria Breen, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that s/he executed it.

WITNESS my hand and official seal

/s/ Donna Marie Tindle
Notary Public

SEAL

DONNA MARIE TINDLE
Commission # 1399115
Notary Public - California
Ventura County
My Comm. Expires Feb 8, 2007

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints George A. Henning and Barbara A. Kelley, and each of them, my true and lawful attorneys-in-fact and agents for me and in my name, place and stead, in any and all my capacities as a director of Pacific Global Fund, Inc. (dba Pacific Advisors Fund, Inc.), a Maryland corporation, to sign on my or its behalf the Registration Statement under the Securities Act of 1933 (33-50208), the Investment Company Act of 1940 (811-7062) and any amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 12 day of Oct, 2006.

/s/ Thomas M. Brinker	10/12/06
Thomas Brinker	Date
Director

On this 12 day of October 2006, before me Wendy J. Yergey, the undersigned Notary Public, personally appeared Thomas M. Brinker, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that s/he executed it.

WITNESS my hand and official seal

/s/ Wendy J. Yergey
Notary Public

SEAL

WENDY J. YERGEY
Notary Public - State of Florida
My Commission Expires Oct 28, 2009
Commission # DD 476645
Bonded By National Notary Assn.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints George A. Henning and Barbara A. Kelley, and each of them, my true and lawful attorneys-in-fact and agents for me and in my name, place and stead, in any and all my capacities as a director of Pacific Global Fund, Inc. (dba Pacific Advisors Fund, Inc.), a Maryland corporation, to sign on my or its behalf the Registration Statement under the Securities Act of 1933 (33-50208), the Investment Company Act of 1940 (811-7062) and any amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other applicable regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 7th day of Oct, 2006.

/s/ Takashi Makinodan	Oct 12, 2006
Takashi Makinodan	Date
Director

On this 12 day of October 2006, before me Suheel A. Sheikh, the undersigned Notary Public, personally appeared Takashi Makinodan, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that s/he executed it.

WITNESS my hand and official seal

/s/ Suheel A. Sheikh
Notary Public

SEAL

SUHEEL A. SHEIKH
COMM. # 1445672
NOTARY PUBLIC - CALIFORNIA
LOS ANGELES COUNTY
MY COMM. EXPIRES OCT 14, 2007